SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          June 20, 2006
                          Date of Report
                (Date of Earliest Event Reported)

                       Bouldin Corporation
      (Exact Name of Registrant as Specified in its Charter)

                  License Acquisition Corporation
                    (Former Name of Registrant)

                         1504 R Street, NW
                         Washington DC 20009
               (Address of Principal Executive Offices)

                            202/387-5400
                     (Registrant's Telephone Number)

  Delaware                   0-31407                   52-2257554
(State or other        (Commission File Number)      (IRS Employer
jurisdiction                                       Identification No.)
of incorporation)

ITEM 5.03 Amendment to Articles of Incorporation

     On June 6, 2006, the shareholder of the Corporation and the Board of Directors authorized the change of the name of the Company to Bouldin Corporation.

     On June 21, 2006, the Company received notification from the State of Delaware that such change had been made in the corporate charter of the Company as on file with Delaware.


ITEM 9.01      Exhibits

       3.0  Certificate of Amendment


                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                              BOULDIN CORPORATION


                                              /s/ James M. Cassidy
                                               President
Date:  6/21/2006